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                                  EXHIBIT 10.24.1

                             ADOBE SYSTEMS INCORPORATED

                 AMENDED 1994 PERFORMANCE AND RESTRICTED STOCK PLAN


     1.   ESTABLISHMENT AND PURPOSE.

          (a) ESTABLISHMENT. The Adobe Systems Incorporated 1989 Restricted Stock Plan was initially adopted on February 9, 1989 (the "INITIAL PLAN"). The Initial Plan was amended and restated in its entirety as the "1994 Performance and Restricted Stock Plan" (the "PLAN") effective as of August 31, 1994, the date it was approved by the stockholders of the Company. This amendment is effective as of the date it is approved by the stockholders of the Company.

          (b) PURPOSE. The purpose of the Plan is to attract, retain and reward key employees of Adobe Systems Incorporated and any successor corporation thereto (collectively referred to as the "COMPANY"), and any present or future parent and/or subsidiary corporations of the Company (all of whom along with the Company being individually referred to as a "PARTICIPATING COMPANY" and collectively referred to as the "PARTICIPATING COMPANY GROUP"), and to motivate such persons to contribute to the financial success and progress of the Participating Company Group. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "CODE").

     2.   ADMINISTRATION.

          (a) ADMINISTRATION BY COMMITTEE. The Plan shall be administered by one or more duly appointed committees (individually, a "COMMITTEE") of the Board of Directors of the Company (the "BOARD"); provided, however, that with respect to the participation of individuals who are subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or who are divisional officers of the Participating Company Group, the Plan shall be administered by a Committee consisting of not less than two directors each of whom is both (i) a "Non-Employee Director " within the meaning of Rule 16b-3 under the Exchange Act or any successor rule ("RULE 16b-3") and (ii) an "outside director" for purposes of Section 162(m) of the Code and the regulations promulgated thereunder. The Committee shall have all of the powers vested in it by the terms of the Plan, subject to the limitations described herein, including the full and final authority in its sole discretion to:

               (i) select the eligible persons to whom (a "PARTICIPANT"), and the time at which, awards shall be granted under the Plan;

               (ii) determine type of award granted and the number of shares of stock, units or other consideration subject to awards (which need not be identical);


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               (iii)  determine the terms and conditions of each award granted, including, without limitation, the terms of vesting, if any, the effect of a Participant's termination of employment with the Participating Company Group, the method for satisfaction of any tax withholding obligation arising in connection with any award, and all other terms and conditions of the award not inconsistent with the terms of the Plan;

               (iv) determine the performance goals and other conditions, if any, for the settlement of any award and whether such goals and conditions have been satisfied;

               (v) determine whether an award shall be paid in cash, in shares of stock or in any combination thereof;

               (vi) determine whether payment of an award should be reduced or eliminated;

               (vii) modify or amend any award, or waive any restrictions or conditions applicable to any award;

               (viii) accelerate, continue, extend or defer the payment or vesting of any award, including with respect to the period following a Participant's termination of employment with the Participating Company Group;

               (ix) determine the fair market value of the common stock of the Company;

               (x) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an award;

               (xi) prescribe, amend or rescind rules, regulations and policies relating to the Plan;

               (xii) approve one or more forms of agreement for use under the Plan;

               (xiii) construe and interpret the Plan and any agreement used under the Plan and define the terms employed herein and therein;

               (xiv) make all other determinations and take such other action with respect to the Plan and any award granted hereunder as the Committee may deem advisable, to the extent permitted by applicable law.

     All decisions, determinations and interpretations of the Committee shall be final and binding upon all persons having an interest in the Plan or any award granted under the Plan.

          (b) AUTHORITY OF OFFICERS. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or


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election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     3. ELIGIBILITY. Key employees of the Participating Company Group are eligible to participate in the Plan. The Committee shall, in the Committee's sole discretion, determine which individuals shall be granted awards under the Plan.

     4. SHARES SUBJECT TO PLAN. Shares issued pursuant to the Plan shall be authorized but unissued shares of the common stock of the Company (the "STOCK"). Subject to adjustment as provided in Section 5, the maximum number of shares of Stock that may be issued under the Plan is 2,000,000. In the event that any award granted under the Plan denominated in shares for any reason expires or is canceled, terminated or paid in cash, or shares of Stock subject to forfeiture are forfeited to the Company, the shares allocable to such award or such forfeited shares shall again be available for issuance under the Plan. Notwithstanding the foregoing, any such shares shall be made subject to a new award only if the grant of such new award and the issuance of such shares pursuant to such new award would not cause the Plan or any award granted under the Plan to contravene Rule 16b-3.

     5. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan, in the maximum number of shares set forth in Section 7(d), and to any awards outstanding under the Plan, other than Performance Units (as defined below), in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to outstanding awards under the Plan are exchanged for, converted into, or otherwise become shares of another corporation (the "NEW SHARES"), the Company may unilaterally amend outstanding awards to provide that such awards may be settled in New Shares. In the event of any such amendment, the number of shares shall be adjusted in a fair and equitable manner. Any and all new, substituted or additional shares or Performance Shares (as defined below) received by a Participant pursuant to this
Section 5 will be subject to the applicable restrictions set forth in the agreement evidencing an award as if such shares or Performance Shares were part of the original award.

     6. TERM OF PLAN. The Plan shall continue in effect until terminated by the Board or Committee or until all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing such awards have lapsed.

     7.   PERFORMANCE AWARDS.

          (a) TYPES OF PERFORMANCE AWARDS. The Committee may from time to time grant awards under this Section 7 ("PERFORMANCE AWARDS") which are Performance-Based Restricted Stock, Performance Shares, or Performance Units. Performance Awards shall be evidenced by written agreements, in such form as the Committee shall from time to time establish, specifying the number of shares of Stock or the dollar amount covered thereby, the performance goals established by the Committee, the period in which such goals are to be met


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and the other terms, conditions and restrictions of the award, and which agreements may incorporate all or any of the terms of the Plan by reference. The Committee shall not require a Participant to make any monetary payment (other than applicable tax withholding) as a condition of receiving a Performance Award.

               (i) "PERFORMANCE-BASED RESTRICTED STOCK" shall mean shares of Stock awarded to a Participant which, in accordance with rules established by the Committee prior to the grant of such award, are subject to forfeiture in full or in part or with respect to which additional shares of Stock may be granted on the basis of the degree of attainment of Performance Goals (as defined below) within a Performance Period (as defined below). Shares of Performance-Based Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including by book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Performance-Based Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award. The Committee may require that such certificates be held in the custody of the Company or other escrow agent until the restrictions thereon lapse.

               (ii) "PERFORMANCE SHARES" shall mean bookkeeping units, denominated in shares of Stock, awarded to a Participant which, in accordance with rules established by the Committee prior to the grant of such award, are subject to forfeiture in full or in part or with respect to which additional shares of Stock may be granted on the basis of the degree of attainment of Performance Goals (as defined below) within a Performance Period (as defined below).

               (iii) "PERFORMANCE UNITS" shall mean bookkeeping units, denominated in dollar amounts, awarded to a Participant which, in accordance with rules established by the Committee prior to the grant of such award, are subject to forfeiture in full or in part or with respect to which additional such units may be granted on the basis of the degree of attainment of Performance Goals (as defined below) within a Performance Period (as defined below).

          (b) PERFORMANCE GOALS AND PERFORMANCE PERIOD. Prior to the grant of a Performance Award, the Committee shall establish with respect to one or more of the Performance Factors set forth below the target levels of attainment of such Performance Factors (collectively, "PERFORMANCE GOALS") which, when measured at the end of the Performance Period (as defined below), shall determine the number of shares of Stock, if any, which shall become nonforfeitable and/or issuable with respect to such Performance Award or the dollar amount, if any, payable with respect to such Performance Award. The agreement evidencing a Performance Award shall set forth the applicable Performance Goals and the number of shares of Stock or dollar amount, as the case may be, which may be earned by the Participant upon the attainment of the Performance Goals at the end of the Performance Period.

               (i) "PERFORMANCE FACTORS" shall mean, with respect to the Company and each parent and subsidiary corporation consolidated therewith for financial reporting purposes or such division or other business unit thereof as may be selected by the Committee:


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                      (A)     growth in revenue,

                      (B)     operating margin,

                      (C) total return on shares of Stock relative to the increase in the Hambrecht & Quist Technology Index or such other appropriate index as may be selected by the Committee,

                      (D)     earnings per share,

                      (E)     return on stockholder equity,

                      (F)     return on assets, and

                      (G) cash flow, as indicated by book earnings before interest, taxes, depreciation and amortization.

For purposes of the Plan, Performance Factors shall be measured before the effect of accounting changes, restructuring charges and similar extraordinary items, determined according to criteria established by the Committee.

               (ii) "PERFORMANCE PERIOD" shall mean a period of three (3) consecutive fiscal years of the Company, at the end of which the degree of attainment of the Performance Goals is measured. Performance Periods for different Performance Awards, including Performance Awards made to the same Participant, need not be consecutive.

          (c) SETTLEMENT OF PERFORMANCE AWARDS. As soon as practicable following the completion of the Performance Period, the Committee shall certify in writing the degree of attainment of the Performance Goals and the number of shares of Stock, if any, which shall be nonforfeitable and/or issued, or the dollar amount, if any, earned upon settlement of a Performance Award in accordance with the terms of such award. The Committee, in its sole discretion, may elect to pay earned Performance Shares or Performance Units in shares of Stock, cash or any combination thereof. Payment of Performance Shares in cash or payment of Performance Units in shares of Stock shall be based on the fair market value of a share of Stock on the date of payment. The Company shall promptly notify the Participant of the determination of the Committee and deliver to the Participant the appropriate cash payment and/or shares of Stock, free of the restrictions imposed by this Section 7, subject to satisfaction of the Company's tax withholding obligations, if any, as provided in Section 12. The Committee shall have no discretion to increase the number of shares of Stock nonforfeitable and/or issuable or the dollar amount payable upon settlement of a Performance Award in excess of the amount called for by the terms of such award with respect to the degree of attainment of the Performance Goals certified by the Committee.

          (d)  MAXIMUM PERFORMANCE AWARD.  Subject to adjustment as provided in
Section 5, no Participant may be granted a Performance Award in the form of Performance-Based Restricted Stock or Performance Shares which could result in such Participant receiving


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more than 200,000 shares of Stock free of the restrictions imposed by this
Section 7 with respect to any Performance Period or a Performance Award in the form of Performance Units which could result in such Participant receiving more than $10,000,000 with respect to any Performance Period. No Participant may be granted more than one (1) Performance Award for the same Performance Period.

          (e) DISCRETION TO REDUCE PERFORMANCE AWARDS. Notwithstanding the attainment of any Performance Goal, the Committee shall have the discretion to reduce some or all of a Performance Award that would otherwise be paid.

     8. RESTRICTED STOCK. The Committee may from time to time grant shares of Stock under this Section 8 ("RESTRICTED STOCK"). Restricted Stock awards shall be evidenced by written agreements, in such form as the Committee shall from time to time establish, specifying the number of shares of Stock covered thereby and the terms, conditions and restrictions of the award, and which agreements may incorporate all or any of the terms of the Plan by reference. The number of shares of Restricted Stock which a Participant may receive under the Plan shall be determined by the Committee in its sole discretion. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including by book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award. The Committee may require that such certificates be held in the custody of the Company or other escrow agent until the restrictions thereon lapse. The Committee shall not require a Participant to make any monetary payment (other than applicable tax withholding) as a condition of receiving Restricted Stock.

     9. VOTING RIGHTS. A Participant issued shares of Stock pursuant to an award of Performance-Based Restricted Stock or Restricted Stock shall be entitled to vote such shares. A Participant awarded Performance Shares shall not be entitled to vote any shares of Stock represented by such Performance Shares until the date of issuance of shares of Stock upon settlement of such award.

     10. DIVIDENDS AND OTHER DISTRIBUTIONS. Except as provided in this Section 10 or in Section 5, no Participant shall be entitled to dividends or other distributions (collectively, "DIVIDENDS") with respect to shares of Stock subject to an award under the Plan for which the record date is prior to the later of the date such shares are issued to the Participant or the date on which such shares become nonforfeitable under the terms of the agreement evidencing such award.

          (a) PERFORMANCE-BASED RESTRICTED STOCK AND RESTRICTED STOCK. With respect to shares of Stock issued pursuant to the award of Performance-Based Restricted Stock or Restricted Stock, the Committee may, in its sole discretion, provide either for the current payment of Dividends or the accumulation and payment of Dividends to the extent that such shares become nonforfeitable.


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          (b)  PERFORMANCE SHARES.  With respect to Performance Shares, the
Committee may, in its sole discretion, provide that dividend equivalents shall not be paid or provide either for the current payment of dividend equivalents or the accumulation and payment of dividend equivalents to the extent that the Performance shares become nonforfeitable.

          (c) PERFORMANCE UNITS. Dividend equivalents shall not be paid with respect to Performance Units.

     11.  CHANGE OF CONTROL.

          (a) DEFINITION. A "CHANGE OF CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

               (i) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

               (ii) a merger or consolidation in which the Company is not the surviving corporation;

               (iii) a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

               (iv) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations of the Company); or

               (v)    A liquidation or dissolution of the Company.

          (b) EFFECT ON PERFORMANCE AWARDS. Notwithstanding any other provision of the Plan to the contrary, each Participant granted a Performance Award for a Performance Period that will not be completed as of the date of a Change of Control shall be deemed to have earned and shall receive immediately prior to the Change of Control, free of the restrictions imposed by Section 7, award consideration as provided in Section 7(c) equal to the product of (i) the target amount that may be earned under the Performance Award in accordance with the terms of the agreement evidencing such award and (ii) a fraction, the numerator of which is the number of full and partial months that have elapsed since the beginning of such Performance Period to the date on which the Change of Control occurs, and the denominator of which is the total number of months in such Performance Period.

          (c) EFFECT ON RESTRICTED STOCK. Notwithstanding any other provision of the Plan to the contrary, all forfeiture conditions and restrictions imposed under outstanding


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agreements evidencing Restricted Stock shall automatically lapse immediately prior to a Change of Control.

     12. TAX WITHHOLDING. The Company shall have the right to deduct from the payment of any award hereunder any federal, state, local or foreign taxes required by law to be withheld with respect to such payment. Alternatively, in its sole discretion, the Company shall have the right to require the Participant, through payroll withholding or otherwise, to make adequate provision for any such tax withholding obligations of the Company arising in connection with such award. The Company shall have no obligation to deliver cash and/or shares of Stock in payment of an award unless the Company's tax withholding obligations have been satisfied.

     13. PROVISION OF INFORMATION. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

     14. NONTRANSFERABILITY OF AWARDS. Prior to the payment of, and lapse of all restrictions with respect to, an award under the Plan, no award or any rights or interests therein may be assigned or transferred in any manner except by will or by the laws of descent and distribution.

     15. TERMINATION OR AMENDMENT OF PLAN AND AWARDS. The Committee or the Board may terminate or amend the Plan or any award under the Plan at any time; provided, however, that no such termination or amendment may adversely affect any outstanding award without the consent of the Participant, unless such termination or amendment is necessary to comply with any applicable law or government regulation. An award shall be considered as outstanding as of the effective date of the grant of such award as determined by the Committee. Notwithstanding the foregoing, the approval of the Company's stockholders shall be sought for any amendment to the Plan or an award for which the Committee deems stockholder approval necessary in order to comply with Rule 16b-3.

     16.  CONTINUATION OF INITIAL PLAN AS TO OUTSTANDING AWARDS.
Notwithstanding any other provision of the Plan to the contrary, the terms of the Initial Plan shall remain in effect and apply to awards granted pursuant to the Initial Plan.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Adobe Systems Incorporated Amended 1994 Performance and Restricted Stock Plan was duly adopted by the Board of Directors of the Company on the 18th day of February, 1998.


                                   By   /s/ Colleen M. Pouliot
                                        ------------------------------
                                        Secretary


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